                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2006


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             Georgia                  000-28704               88-0429044
             -------                 -----------              ----------
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)        Identification Number)

 35193 Avenue "A", Suite-C, Yucaipa, California                 92399
 ----------------------------------------------                 -----
    (Address of principal executive offices)                  (Zip Code)

                                 (800) 259-9622
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01     Entry into a Material Definitive Agreement

         On October 3, 2006, the Board of Directors of Ingen Technologies, Inc. ("Ingen") passed Resolution 2006.9 authorizing company Secretary Thomas J. Neavitt to sign, on behalf of Ingen, an employment agreement with Scott R. Sand. Mr. Sand has been the chief executive of Ingen since the merger with Creative Recycling Technologies, Inc. in March of 2004. The employment agreement is for a 5 year period with Mr. Sand as President and Chief Executive Officer. Resolution 2006.9 and the employment agreement are included herewith as exhibits.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 6, 2006             Ingen Technologies, Inc.


                                    By: /s/ Scott R. Sand
                                        -------------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer and Chairman



TABLE OF EXHIBITS
(All Exhibits have been properly signed by the parties.
Original agreements are filed in our offices)


      EXHIBIT NO.             DESCRIPTION

         99.1     Board Resolution 2006.9, dated October 3, 2006

         99.2 Employment Agreement; Ingen Technologies/Scott R. Sand, dated September 21, 2006